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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 1, 1997


                         First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                  of the First Union Master Credit Card Trust)
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                     First Union Master Credit Card Trust

                 United States                              33-98546                    56-2017017
-----------------------------------------------    ----------------------------    ---------------------
(State or Other Jurisdiction of Incorporation)      (Commission File Number)       (IRS Employer
                                                                                   Identification Number)


             600 Broad Street
             Augusta, Georgia                          30903
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(Address of Principal Executive Office)             (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                      N/A
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. On September 1, 1997 the Pooling and Servicing Agreement for the First Union Master Credit Card Trust, dated as of September 29, 1995 between First Union Direct Bank, N.A. (successor to First Union National Bank of Georgia) as Transferor and Servicer, and the Bank of New York, as Trustee was amended by the Fourth Amendment to the Pooling and Servicing Agreement, dated as of September 1, 1997. On December 31, 1997, First Union Direct Bank, N.A. and the Bank of New York executed Reassignment No. 3 of Receivables, dated December 31, 1997.

Item 6.          Not Applicable.

Item 7.          Exhibits.

The following are filed as Exhibits to this Report under Exhibits 4.1 and 4.2.

                 Exhibit 4.1 Fourth Amendment to Pooling and Servicing Agreement, dated September 1, 1997.

                 Exhibit 4.2 Reassignment No. 3 of Receivables, dated December 31, 1997.

Item 8.          Not Applicable.

Item 9.          Not Applicable.





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                                     SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                FIRST UNION DIRECT BANK, N.A.,
                                on behalf of the First Union
                                Master Credit Card Trust


                                By:         /s/ James H. Gilbraith II
                                        ----------------------------------
                                   Name:    James H. Gilbraith II
                                   Title:   Vice President and
                                            Managing Director






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                                 EXHIBIT INDEX


Exhibit                                    Description
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
Exhibit 4.1      Fourth Amendment to Pooling and Servicing Agreement, dated September 1, 1997.

Exhibit 4.2      Reassignment No. 3 of Receivables, dated December 31, 1997.





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